 CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

DERIVED INFORMATION   [3/26/2004]

[$345,000,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$700,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.  Approximately 11.6% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,051
Total Outstanding Loan Balance	$691,571,196	*	Min	Max
Average Loan Current Balance	$170,716		$5,360	$855,000
Weighted Average Original LTV	80.3%	**
Weighted Average Coupon	7.15%		4.50%	14.50%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	6.55%		3.63%	11.46%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	98.8%
% Second Liens	1.2%
% Arms	81.1%
% Fixed	18.9%	***
% of Loans with Mortgage Insurance	2.7%

*

Total collateral will be [$700,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

***

Fixed rate collateral will comprise approximately 19.50% of the Aggregate Loans

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	141	34,750,296	5.02
5.51 - 6.00	353	82,484,218	11.93
6.01 - 6.50	499	98,244,008	14.21
6.51 - 7.00	745	142,549,832	20.61
7.01 - 7.50	586	102,518,300	14.82
7.51 - 8.00	603	100,082,551	14.47
8.01 - 8.50	404	58,606,044	8.47
8.51 - 9.00	330	45,281,102	6.55
9.01 - 9.50	88	8,772,578	1.27
9.51 - 10.00	69	6,726,333	0.97
10.01 - 10.50	56	4,494,462	0.65
10.51 - 11.00	63	3,275,765	0.47
11.01 - 11.50	27	1,113,692	0.16
11.51 - 12.00	53	1,312,071	0.19
12.01 - 12.50	9	292,634	0.04
12.51 - 13.00	20	910,388	0.13
13.01 - 13.50	2	101,334	0.01
13.51 - 14.00	2	27,909	0.00
14.01 - 14.50	1	27,681	0.00
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
Not Available	4	285,683	0.04
476 - 500	3	453,508	0.07
501 - 525	165	25,048,364	3.62
526 - 550	287	47,584,239	6.88
551 - 575	450	68,635,533	9.92
576 - 600	678	117,279,419	16.96
601 - 625	691	125,747,059	18.18
626 - 650	636	107,771,833	15.58
651 - 675	457	81,150,648	11.73
676 - 700	304	52,458,723	7.59
701 - 725	174	29,387,895	4.25
726 - 750	120	20,477,936	2.96
751 - 775	50	9,125,143	1.32
776 - 800	27	5,312,457	0.77
801 - 825	5	852,755	0.12
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	244	8,140,306	1.18
50,001 - 100,000	876	66,842,032	9.67
100,001 - 150,000	1,001	125,225,390	18.11
150,001 - 200,000	713	124,082,567	17.94
200,001 - 250,000	470	105,854,046	15.31
250,001 - 300,000	272	74,660,639	10.8
300,001 - 350,000	189	61,071,911	8.83
350,001 - 400,000	123	46,468,904	6.72
400,001 - 450,000	60	25,540,579	3.69
450,001 - 500,000	69	33,306,669	4.82
500,001 - 550,000	14	7,404,700	1.07
550,001 - 600,000	6	3,481,770	0.50
600,001 >=	14	9,491,684	1.37
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	101	14,024,406	2.03
50.001 - 55.000	40	5,721,706	0.83
55.001 - 60.000	89	14,375,230	2.08
60.001 - 65.000	130	23,880,084	3.45
65.001 - 70.000	233	43,491,633	6.29
70.001 - 75.000	321	54,666,782	7.90
75.001 - 80.000	1,661	297,031,540	42.95
80.001 - 85.000	369	64,630,199	9.35
85.001 - 90.000	553	102,929,223	14.88
90.001 - 95.000	236	33,222,547	4.80
95.001 - 100.000	318	37,597,846	5.44
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,393	388,788,950	56.22
Reduced	844	147,112,330	21.27
No Income/ No Asset	113	20,411,507	2.95
Stated Income / Stated Assets	701	135,258,409	19.56
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	3,669	640,714,639	92.65
Second Home	42	6,979,716	1.01
Investment	340	43,876,841	6.34
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,141	258,693,401	37.41
Florida	427	58,219,993	8.42
New York	161	39,468,400	5.71
Arizona	154	21,667,227	3.13
Nevada	136	21,517,757	3.11
Washington	128	20,624,721	2.98
Illinois	128	19,432,087	2.81
Maryland	107	19,194,625	2.78
Oregon	121	19,139,862	2.77
Massachusetts	79	17,188,516	2.49
Virginia	95	16,681,152	2.41
Michigan	146	15,838,682	2.29
New Jersey	75	14,386,170	2.08
Texas	114	14,165,222	2.05
Minnesota	86	14,092,711	2.04
Other	953	121,260,671	17.53
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,855	298,206,820	43.12
Refinance - Rate Term	244	38,549,675	5.57
Refinance - Cashout	1,952	354,814,701	51.31
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,774	495,993,880	71.72
Arm 3/27	348	60,279,981	8.72
Arm 5/25	26	4,342,702	0.63
Arm 6 Month	1	161,913	0.02
Fixed Rate	902	130,792,719	18.91
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	3,290	548,694,082	79.34
PUD	251	48,612,076	7.03
2 Family	180	34,239,067	4.95
Condo	209	30,991,366	4.48
3-4 Family	114	28,253,261	4.09
Co-op	7	781,344	0.11
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	5	1,090,792	0.19
4.01 - 4.50	22	5,689,299	1.01
4.51 - 5.00	147	29,287,768	5.22
5.01 - 5.50	396	74,755,312	13.33
5.51 - 6.00	349	64,361,958	11.48
6.01 - 6.50	367	64,650,342	11.53
6.51 - 7.00	1,196	231,094,144	41.21
7.01 - 7.50	232	34,913,748	6.23
7.51 - 8.00	165	21,910,298	3.91
8.01 - 8.50	105	14,135,974	2.52
8.51 - 9.00	99	11,985,199	2.14
9.01 - 9.50	30	3,345,702	0.6
9.51 - 10.00	18	1,960,340	0.35
10.01 - 10.50	9	824,080	0.15
10.51 >=	9	773,519	0.14
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4-6	3	560,427	0.10
5-9	0	0	0.00
10-12	1	260,379	0.05
13 - 15	1	131,596	0.02
16 - 18	24	3,934,885	0.70
19 - 21	336	63,641,523	11.35
22 - 24	2,413	428,008,515	76.32
25 - 27	1	63,312	0.01
28 - 30	4	1,090,516	0.19
31 - 33	43	8,655,193	1.54
34 - 36	297	50,089,429	8.93
37 >=	26	4,342,702	0.77
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	955	201,048,752	35.85
13.01 - 13.50	405	73,478,253	13.10
13.51 - 14.00	492	89,918,066	16.03
14.01 - 14.50	359	61,821,028	11.02
14.51 - 15.00	391	60,601,290	10.81
15.01 - 15.50	244	35,619,943	6.35
15.51 - 16.00	207	28,342,035	5.05
16.01 - 16.50	46	4,799,723	0.86
16.51 - 17.00	21	2,329,619	0.42
17.01 - 17.50	15	1,665,778	0.30
17.51 - 18.00	7	661,283	0.12
18.01 >=	7	492,706	0.09
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	1	420,000	0.07
4.51 - 6.00	413	99,309,999	17.71
6.01 - 6.50	359	72,040,065	12.85
6.51 - 7.00	564	108,653,642	19.38
7.01 - 7.50	494	87,408,764	15.59
7.51 - 8.00	512	84,594,834	15.09
8.01 - 8.50	344	49,187,445	8.77
8.51 - 9.00	303	41,805,847	7.45
9.01 - 9.50	66	7,346,590	1.31
9.51 - 10.00	47	5,390,666	0.96
10.01 - 10.50	27	3,028,629	0.54
10.51 - 11.00	10	1,008,042	0.18
11.01 - 11.50	4	276,975	0.05
11.51 - 12.00	3	223,438	0.04
12.01 - 12.50	2	83,541	0.01
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	1	161,913	0.03
1.5	23	3,925,124	0.70
2.0	97	23,328,777	4.16
3.0	3,004	529,186,161	94.37
5.0	24	4,176,502	0.74
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,841	301,742,435	53.81
1.5	1,308	259,036,042	46.19
Total:	3,149	560,778,477	100.00

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.   Approximately 10.0% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,664
Total Outstanding Loan Balance	$403,524,714	*	Min	Max
Average Loan Current Balance	$151,473		$5,360	$455,200
Weighted Average Original LTV	80.1%	**
Weighted Average Coupon	7.15%		4.55%	14.50%
Arm Weighted Average Coupon	7.19%
Fixed Weighted Average Coupon	6.99%
Weighted Average Margin	6.64%		3.88%	11.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	98.7%
% Second Liens	1.3%
% Arms	81.3%
% Fixed	18.7%	***
% of Loans with Mortgage Insurance	2.9%

•

Total group 1 collateral will be approximately [$409,500,000]

**

Note, for second liens, CLTV is employed in this calculation

***

Fixed rate collateral will comprise approximately 19.50% of Loan Group 1

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	102	20,698,696	5.13
5.51 - 6.00	240	47,496,850	11.77
6.01 - 6.50	352	59,859,651	14.83
6.51 - 7.00	503	85,024,235	21.07
7.01 - 7.50	333	50,503,972	12.52
7.51 - 8.00	377	57,788,998	14.32
8.01 - 8.50	260	35,538,415	8.81
8.51 - 9.00	250	31,904,312	7.91
9.01 - 9.50	52	4,813,862	1.19
9.51 - 10.00	30	2,466,439	0.61
10.01 - 10.50	43	3,200,629	0.79
10.51 - 11.00	27	1,384,790	0.34
11.01 - 11.50	20	743,053	0.18
11.51 - 12.00	45	1,074,260	0.27
12.01 - 12.50	8	205,799	0.05
12.51 - 13.00	17	663,831	0.16
13.01 - 13.50	2	101,334	0.03
13.51 - 14.00	2	27,909	0.01
14.01 - 14.50	1	27,681	0.01
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
FICO	Loans	Balance	%
Not Available	2	113,040	0.03
476 - 500	2	349,508	0.09
501 - 525	97	14,059,755	3.48
526 - 550	179	27,481,694	6.81
551 - 575	331	46,256,975	11.46
576 - 600	461	69,400,807	17.20
601 - 625	434	65,800,063	16.31
626 - 650	405	60,778,665	15.06
651 - 675	309	48,881,008	12.11
676 - 700	206	31,505,090	7.81
701 - 725	115	18,119,783	4.49
726 - 750	71	11,503,060	2.85
751 - 775	28	5,034,458	1.25
776 - 800	20	3,723,654	0.92
801 - 825	4	517,155	0.13
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	184	5,852,938	1.45
50,001 - 100,000	599	45,695,779	11.32
100,001 - 150,000	695	87,007,687	21.56
150,001 - 200,000	517	89,853,808	22.27
200,001 - 250,000	336	75,468,529	18.70
250,001 - 300,000	191	52,440,165	13.00
300,001 - 350,000	115	36,558,808	9.06
350,001 - 400,000	20	7,620,131	1.89
400,001 - 450,000	5	2,118,141	0.52
450,001 - 500,000	2	908,731	0.23
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	63	8,199,026	2.03
50.001 - 55.000	27	4,017,341	1.00
55.001 - 60.000	56	8,825,877	2.19
60.001 - 65.000	90	14,159,108	3.51
65.001 - 70.000	152	24,484,681	6.07
70.001 - 75.000	218	33,054,105	8.19
75.001 - 80.000	1,121	179,033,754	44.37
80.001 - 85.000	241	37,077,693	9.19
85.001 - 90.000	332	54,571,473	13.52
90.001 - 95.000	144	18,380,797	4.56
95.001 - 100.000	220	21,720,858	5.38
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,659	237,466,784	58.85
Reduced	540	84,786,754	21.01
No Income/ No Asset	58	10,184,534	2.52
Stated Income / Stated Assets	407	71,086,642	17.62
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	2,472	377,711,986	93.6
Second Home	18	2,281,814	0.57
Investment	174	23,530,914	5.83
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	678	128,774,151	31.91
Florida	302	38,845,141	9.63
New York	119	26,683,765	6.61
Illinois	108	15,612,383	3.87
Arizona	114	15,593,774	3.86
Massachusetts	68	13,794,134	3.42
Texas	104	12,614,506	3.13
Maryland	71	11,493,037	2.85
Virginia	73	11,488,644	2.85
Nevada	74	11,110,977	2.75
Washington	69	10,667,280	2.64
Minnesota	69	10,353,161	2.57
Michigan	87	8,929,316	2.21
Ohio	89	8,693,944	2.15
New Jersey	49	8,512,085	2.11
Other	590	70,358,416	17.44
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,260	181,771,943	45.05
Refinance - Rate Term	132	19,056,154	4.72
Refinance - Cashout	1,272	202,696,617	50.23
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	1,946	305,576,379	75.73
Arm 3/27	124	19,624,804	4.86
Arm 5/25	19	2,772,095	0.69
Fixed Rate	575	75,551,437	18.72
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	2,171	316,896,064	78.53
PUD	144	23,764,851	5.89
2 Family	128	23,467,809	5.82
Condo	144	19,860,026	4.92
3-4 Family	75	19,226,203	4.76
Co-op	2	309,761	0.08
Total:	2,664	403,524,714	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	3	509,392	0.16
4.01 - 4.50	10	1,453,799	0.44
4.51 - 5.00	56	10,134,618	3.09
5.01 - 5.50	268	44,043,219	13.43
5.51 - 6.00	193	32,208,246	9.82
6.01 - 6.50	211	30,776,304	9.38
6.51 - 7.00	905	153,587,529	46.83
7.01 - 7.50	151	21,052,786	6.42
7.51 - 8.00	123	14,557,521	4.44
8.01 - 8.50	71	8,841,107	2.70
8.51 - 9.00	75	8,223,448	2.51
9.01 - 9.50	12	1,494,284	0.46
9.51 - 10.00	5	486,982	0.15
10.01 - 10.50	5	540,730	0.16
10.51 >=	1	63,312	0.02
Total:	2,089	327,973,277	100.00

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 – 6	2	398,514	0.12
7 – 9	0	0	0.00
10 – 12	1	260,379	0.08
13 - 15	0	0	0.00
16 - 18	13	2,125,470	0.65
19 - 21	273	47,255,688	14.41
22 - 24	1,659	255,859,024	78.01
25 - 27	1	63,312	0.02
28 - 30	2	392,212	0.12
31 - 33	32	5,359,994	1.63
34 - 36	87	13,486,590	4.11
37 >=	19	2,772,095	0.85
Total:	2,089	327,973,277	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	511	92,690,661	28.26
13.01 - 13.50	268	42,306,037	12.90
13.51 - 14.00	316	50,692,828	15.46
14.01 - 14.50	255	39,893,659	12.16
14.51 - 15.00	312	45,216,109	13.79
15.01 - 15.50	207	29,227,691	8.91
15.51 - 16.00	166	22,121,085	6.74
16.01 - 16.50	24	2,544,172	0.78
16.51 - 17.00	9	1,030,339	0.31
17.01 - 17.50	10	1,248,207	0.38
17.51 - 18.00	5	585,783	0.18
18.01 >=	6	416,706	0.13
Total:	2,089	327,973,277	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
4.51 - 6.00	272	55,048,022	16.78
6.01 - 6.50	236	40,580,225	12.37
6.51 - 7.00	372	61,301,114	18.69
7.01 - 7.50	296	45,103,812	13.75
7.51 - 8.00	345	51,857,842	15.81
8.01 - 8.50	250	34,337,974	10.47
8.51 - 9.00	238	31,010,535	9.46
9.01 - 9.50	38	4,128,447	1.26
9.51 - 10.00	13	1,590,017	0.48
10.01 - 10.50	18	2,012,800	0.61
10.51 - 11.00	5	585,783	0.18
11.01 - 11.50	2	185,727	0.06
11.51 - 12.00	2	147,438	0.04
12.01 - 12.50	2	83,541	0.03
Total:	2,089	327,973,277	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.5	8	1,173,521	0.36
2.0	73	15,909,116	4.85
3.0	1,989	308,118,545	93.95
5.0	19	2,772,095	0.85
Total:	2,089	327,973,277	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	987	138,741,105	42.3
1.5	1,102	189,232,173	57.7
Total:	2,089	327,973,277	100.00